                          Rochester Fund Municipals
                   Supplement dated November 1, 2001 to the
                       Prospectus dated April 27, 2001

The Prospectus is changed as follows:

1.    The first paragraph of the section captioned "Class A Contingent
   Deferred Sales Charge" on page 19 is deleted and replaced by the following:

      Class A Contingent Deferred Sales Charge.  There is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds aggregating $1 million or more. The
      Distributor pays dealers of record concessions in an amount equal to 1.00% of purchases of $1 million or more (other than purchases by retirement plans, which the Fund does not permit).  That concession will not be paid on purchases of shares by exchange or that were previously subject to a sales charge and dealer
      concession.

2.    The first sentence of the second paragraph of the section captioned
   "Class A Contingent Deferred Sales Charge" on page 19 is deleted and replaced by the following:

      If you redeem any of those shares within a twenty-four (24)
      month "holding period" measured from the beginning of the
      calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge")
      may be deducted from the redemption proceeds.

November 1, 2001                                            PS0365.009

                          Rochester Fund Municipals
                   Supplement dated November 1, 2001 to the
           Statement of Additional Information dated April 27, 2001

The Statement of Additional Information is changed as follows:

1.    The second sentence of the first paragraph of the section captioned
   "How Exchanges Affect Contingent Deferred Sales Charges." on page 62 is deleted and replaced by the following:

   However, when Class A shares of any Oppenheimer fund (other than
   Oppenheimer Rochester National Municipals and Rochester Fund Municipals)
   acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within eighteen (18) months measured from the beginning of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares. When
   Class A shares of Oppenheimer Rochester National Municipals and Rochester
   Fund Municipals acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within twenty-four (24) months of the beginning of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares. When
   Class A shares of Oppenheimer Cash Reserves and Oppenheimer Money Market
   Fund, Inc. acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within the Class A holding period of the fund from which the shares were exchanged, the Class A contingent deferred sales charge of the fund from which the shares were exchanged is imposed on the redeemed shares.

2. The second sentence of the second paragraph of the section captioned "I.
   Applicability of Class A Contingent Deferred Sales Charges in Certain
   Cases" on page C-2 of Appendix C is deleted and replaced by the following:

   However, these purchases may be subject to the Class A contingent deferred sales charge if redeemed within 18 months (24 months in the case of
   Oppenheimer Rochester National Municipals and Rochester Fund Municipals)
   of the beginning of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption).

November 1, 2001                                               PX0365.006